UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 7, 2015

K2M GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36443	27-2977810
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

751 Miller Drive, SE
Leesburg, Virginia 20175
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 777-3155

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On July 7, 2015, K2M Group Holdings, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with the selling stockholders named therein (the “Selling Stockholders”) and Barclays Capital Inc. (the “Underwriter”), relating to an underwritten public offering (the “Offering”) of 4,500,000 shares of the Company’s common stock (the “Common Stock”), par value $0.001 per share (the “Shares”), of which 750,000 Shares are being sold by the Company and 3,750,000 Shares are being sold by the Selling Stockholders. The offering price to the public is $22.60 per share and the Underwriter agreed to purchase the Shares from the Company and the Selling Stockholders pursuant to the Purchase Agreement at a price of $22.37 per share. Under the terms of the Purchase Agreement, the Underwriter has a 30-day option to purchase up to 675,000 additional shares of Common Stock from the Company and the Selling Stockholders on a pro rata basis.
The Shares and any additional shares of Common Stock purchased by the Underwriter under its option will be sold pursuant to a registration statement on Form S-3 (File No. 333-204604) (including a base prospectus) filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2015, which was declared effective by the SEC on June 11, 2015, and a related prospectus supplement dated July 7, 2015.
The foregoing description of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events
The Offering closed on July 13, 2015.
Item 9.01 Financial Statements and Exhibits

1.1	Purchase Agreement, dated July 7, 2015, by and among K2M Group Holdings, Inc., the selling stockholders named therein and Barclays Capital Inc., as the Underwriter.

5.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).
Exhibit Index

Exhibit Number	Description
1.1	Purchase Agreement, dated July 7, 2015, by and among K2M Group Holdings, Inc., the selling stockholders named therein and Barclays Capital Inc., as the Underwriter.
5.1	Opinion of Simpson Thacher & Bartlett LLP.
23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

K2M GROUP HOLDINGS, INC.
Date:	July 13, 2015	By:	/s/ ERIC D. MAJOR
		Name: Title:	Eric D. Major President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
1.1	Purchase Agreement, dated July 7, 2015, by and among K2M Group Holdings, Inc., the selling stockholders named therein and Barclays Capital Inc., as the Underwriter.
5.1	Opinion of Simpson Thacher & Bartlett LLP.
23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).